You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M95551-P6910 7 CINTAS CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholders' Meeting to Be Held on October 14, 2015. CINTAS CORPORATION 6800 CINTAS BOULEVARD P.O. BOX 625737 CINCINNATI, OH 45262-5737 ATTN: jUDy gIRTy Meeting Type: Annual Meeting For holders as of: August 17, 2015 Date: October 14, 2015 Time: 10:00 A.M. EDT Location: Cintas Corporation 6800 Cintas Boulevard Cincinnati, OH 45262

Before You Vote How to Access the Proxy Materials M95552-P6910 7 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 30, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting and/or future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT PROXY CARD Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please contact Cintas Corporation's Investor Relations department at 1-513-573-4195. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX

Voting Items M95553-P6910 7 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To approve, on an advisory basis, named executive officer compensation. 1. Election of Directors 1a. Gerald S. Adolph 1b. John F. Barrett 1c. Melanie W. Barstad 1d. Richard T. Farmer 1e. Scott D. Farmer 1f. James J. Johnson 1g. Robert J. Kohlhepp 1h. Joseph Scaminace 1i. Ronald W. Tysoe 3. To ratify Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2016. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal:

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